SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 15, 2003

HUMBOLDT BANCORP

(Exact name of registrant as specified in its charter)

California	0-27784	93-1175446

(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

2998 Douglas Blvd., Suite 330, Roseville, California 95661; 916-677-1133
(Address and telephone number of principal executive offices)

Item 5. Other Events and Required FD Disclosure

On December 16, 2003, Humboldt Bancorp issued a press release announcing that its shareholders and the shareholders of California Independent Bancorp approved the principal terms of the merger with California Independent Bancorp each at special meetings held on December 15, 2003 and that all required regulatory approvals for the merger have been received.

Item 7. Financial Statements and Exhibits

     (c) Exhibits

99.1	Press release dated December 16, 2003.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 16, 2003	HUMBOLDT BANCORP,
a California Corporation

/s/ Patrick J. Rusnak

Patrick J. Rusnak
Chief Financial Officer

EXHIBIT INDEX

99.1	Press release dated December 16, 2003.